COMERICA ADJUSTS FOURTH QUARTER AND FULL YEAR 2015 RESULTS - 1

COMERICA ADJUSTS FOURTH QUARTER AND FULL YEAR 2015 RESULTS
Revision Due to Recently Discovered Isolated Event Associated with Single Customer Loan
DALLAS/February 16, 2016 -- Comerica Incorporated (NYSE: CMA) today announced that it is adjusting its fourth quarter and full year 2015 financial results, from those reported on January 19, 2016, as a result of recently discovered irregularities with a single customer loan relationship in the Retail Bank. Following the discovery, Comerica increased its provision for credit losses, recorded a charge-off for the amount in question, and decreased incentive compensation expense based on the revised results, effective as of December 31, 2015.
Comerica had approximately $26 million outstanding from an Arizona-based sales and appraisal company at December 31, 2015. Following an extensive analysis of the situation, Comerica has determined that there was significant doubt as to collectibility of the loan and, given the unique irregularities, it is believed to be an isolated incident.
Comerica Chairman and Chief Executive Officer Ralph W. Babb, Jr. said, "Our investigation is ongoing and we are assessing all circumstances surrounding this matter. We remain confident in our systems and processes and will vigorously prosecute all legal options available to us to recover on this isolated loss."
The adjustments will reduce Comerica's 2015 net income by $14 million after-tax, or 8 cents per share, from $535 million, or $2.92 per share, to $521 million, or $2.84 per share. Adjusted fourth quarter 2015 net income was $116 million, or 64 cents per share, compared to previously reported net income of $130 million, or 71 cents per share.
The following table summarizes the impact of the adjustments on the previously reported financial results.

	December 31, 2015
	Quarter Ended			Year Ended
(dollar amounts in millions, except per share data)	As Reported		As Adjusted	As Reported	As Adjusted

Provision for credit losses	$35		$60	$122	$147
Noninterest expenses	489		486	1,845	1,842
Salaries and benefits expense	265		262	1,012	1,009
Income before income taxes	179		157	772	750
Provision for income taxes	49		41	237	229
Net income	130		116	535	521
Net income attributable to common shares	129		115	529	515
Diluted income per common share	0.71		0.64	2.92	2.84
Total shareholders' equity at year end	7,574		7,560
Basel III common equity Tier 1 capital ratio	10.53%	(a)	10.54%
Tangible common equity ratio (b)	9.72%		9.70%

(a)	Estimated as of January 19,2016. Prior to the adjustments, the final Basel III common equity Tier 1 ratio would have been 10.56%.

(b)	See Reconciliation of Non-GAAP Financial Measures.

Comerica’s Annual Report on Form 10-K will reflect these adjustments when it is filed with the U.S. Securities and Exchange Commission. The revisions primarily impacted the Retail Bank and Other Markets. Revised fourth quarter and full year 2015 financial information is included with this release.

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COMERICA ADJUSTS FOURTH QUARTER AND FULL YEAR 2015 RESULTS - 2

Comerica Incorporated is a financial services company headquartered in Dallas, Texas, and strategically aligned by three major business segments: The Business Bank, The Retail Bank and Wealth Management. Comerica focuses on relationships and helping people and businesses be successful. In addition to Texas, Comerica Bank locations can be found in Arizona, California, Florida and Michigan, with select businesses operating in several other states, as well as in Canada and Mexico.
This press release contains both financial measures based on accounting principles generally accepted in the United States (GAAP) and non-GAAP based financial measures, which are used where management believes it to be helpful in understanding Comerica's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to the comparable GAAP financial measure, can be found in this press release. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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COMERICA ADJUSTS FOURTH QUARTER AND FULL YEAR 2015 RESULTS - 3

Forward-looking Statements
Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contact:	Investor Contacts:
Wayne J. Mielke	Darlene P. Persons
(214) 462-4463	(214) 462-6831

Chelsea R. Smith
(214) 462-6834

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
Comerica Incorporated and Subsidiaries

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,
(in millions, except per share data)	2015	2015	2014	2015	2014
PER COMMON SHARE AND COMMON STOCK DATA
Diluted net income	$0.64	$0.74	$0.80	$2.84	$3.16
Cash dividends declared	0.21	0.21	0.20	0.83	0.79

Average diluted shares (in thousands)	179,197	180,714	183,728	181,104	185,474
KEY RATIOS
Return on average common shareholders' equity	6.08%	7.19%	7.96%	6.91%	8.05%
Return on average assets	0.64	0.76	0.86	0.74	0.89
Common equity tier 1 risk-based capital ratio (a)	10.54	10.51	n/a
Tier 1 common risk-based capital ratio (b)	n/a	n/a	10.50
Tier 1 risk-based capital ratio (a)	10.54	10.51	10.50
Total risk-based capital ratio (a)	12.69	12.82	12.51
Leverage ratio (a)	10.22	10.28	10.35
Tangible common equity ratio (b)	9.70	9.91	9.85
AVERAGE BALANCES
Commercial loans	31,219	31,900	30,391	31,501	29,715
Real estate construction loans	1,961	1,833	1,920	1,884	1,909
Commercial mortgage loans	8,842	8,691	8,609	8,697	8,706
Lease financing	750	788	818	783	834
International loans	1,402	1,401	1,455	1,441	1,376
Residential mortgage loans	1,896	1,882	1,821	1,878	1,778
Consumer loans	2,478	2,477	2,347	2,444	2,270
Total loans	48,548	48,972	47,361	48,628	46,588

Earning assets	66,818	66,191	64,453	65,129	61,560
Total assets	71,907	71,333	69,307	70,247	66,336

Noninterest-bearing deposits	29,627	28,623	27,504	28,087	25,019
Interest-bearing deposits	30,109	30,517	30,256	30,239	29,765
Total deposits	59,736	59,140	57,760	58,326	54,784

Common shareholders' equity	7,613	7,559	7,518	7,534	7,373
NET INTEREST INCOME (fully taxable equivalent basis)
Net interest income	$434	$423	$416	$1,693	$1,659
Net interest margin	2.58%	2.54%	2.57%	2.60%	2.70%
CREDIT QUALITY
Total nonperforming assets	$391	$381	$300

Loans past due 90 days or more and still accruing	17	5	5

Net loan charge-offs	51	23	1	$100	$25

Allowance for loan losses	634	622	594
Allowance for credit losses on lending-related commitments	45	48	41
Total allowance for credit losses	679	670	635

Allowance for loan losses as a percentage of total loans	1.29%	1.27%	1.22%
Net loan charge-offs as a percentage of average total loans	0.42	0.19	0.01	0.21%	0.05%
Nonperforming assets as a percentage of total loans and foreclosed property	0.80	0.78	0.62
Allowance for loan losses as a percentage of total nonperforming loans	167	169	205

(a)	Basel III rules became effective on January 1, 2015, with transitional provisions. All prior period data is based on Basel I rules.

(b)	See Reconciliation of Non-GAAP Financial Measures.
n/a - not applicable.

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	December 31,
(in millions, except share data)	2015	2015	2014
	(unaudited)	(unaudited)
ASSETS
Cash and due from banks	$1,157	$1,101	$1,026

Interest-bearing deposits with banks	4,990	6,099	5,045
Other short-term investments	113	107	99

Investment securities available-for-sale	10,519	8,749	8,116
Investment securities held-to-maturity	1,981	1,863	1,935

Commercial loans	31,659	31,777	31,520
Real estate construction loans	2,001	1,874	1,955
Commercial mortgage loans	8,977	8,787	8,604
Lease financing	724	751	805
International loans	1,368	1,382	1,496
Residential mortgage loans	1,870	1,880	1,831
Consumer loans	2,485	2,491	2,382
Total loans	49,084	48,942	48,593
Less allowance for loan losses	(634)	(622)	(594)
Net loans	48,450	48,320	47,999

Premises and equipment	550	541	532
Accrued income and other assets	4,117	4,232	4,434
Total assets	$71,877	$71,012	$69,186

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$30,839	$28,697	$27,224

Money market and interest-bearing checking deposits	23,532	23,948	23,954
Savings deposits	1,898	1,853	1,752
Customer certificates of deposit	3,552	4,126	4,421
Foreign office time deposits	32	144	135
Total interest-bearing deposits	29,014	30,071	30,262
Total deposits	59,853	58,768	57,486

Short-term borrowings	23	109	116
Accrued expenses and other liabilities	1,383	1,413	1,507
Medium- and long-term debt	3,058	3,100	2,675
Total liabilities	64,317	63,390	61,784

Common stock - $5 par value:
Authorized - 325,000,000 shares
Issued - 228,164,824 shares	1,141	1,141	1,141
Capital surplus	2,173	2,165	2,188
Accumulated other comprehensive loss	(429)	(345)	(412)
Retained earnings	7,084	7,007	6,744
Less cost of common stock in treasury - 52,457,113 shares at 12/31/15; 51,010,418 shares at 9/30/15 and 49,146,225 shares at 12/31/14	(2,409)	(2,346)	(2,259)
Total shareholders' equity	7,560	7,622	7,402
Total liabilities and shareholders' equity	$71,877	$71,012	$69,186

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited)
Comerica Incorporated and Subsidiaries

	Three Months Ended		Years Ended
	December 31,		December 31,
(in millions, except per share data)	2015	2014	2015	2014
INTEREST INCOME
Interest and fees on loans	$395	$383	$1,551	$1,525
Interest on investment securities	56	51	216	211
Interest on short-term investments	6	4	17	14
Total interest income	457	438	1,784	1,750
INTEREST EXPENSE
Interest on deposits	10	12	43	45
Interest on medium- and long-term debt	14	11	52	50
Total interest expense	24	23	95	95
Net interest income	433	415	1,689	1,655
Provision for credit losses	60	2	147	27
Net interest income after provision for credit losses	373	413	1,542	1,628
NONINTEREST INCOME
Card fees	77	24	290	92
Service charges on deposit accounts	55	53	223	215
Fiduciary income	45	47	187	180
Commercial lending fees	30	29	99	98
Letter of credit fees	14	14	53	57
Bank-owned life insurance	11	8	40	39
Foreign exchange income	11	10	40	40
Brokerage fees	4	4	17	17
Net securities losses	—	—	(2)	—
Other noninterest income	23	36	103	130
Total noninterest income	270	225	1,050	868
NONINTEREST EXPENSES
Salaries and benefits expense	262	245	1,009	980
Outside processing fee expense	83	33	332	122
Net occupancy expense	41	46	159	171
Equipment expense	14	14	53	57
Software expense	26	23	99	95
FDIC insurance expense	10	8	37	33
Advertising expense	7	7	24	23
Litigation-related expense	—	—	(32)	4
Gain on debt redemption	—	—	—	(32)
Other noninterest expenses	43	43	161	173
Total noninterest expenses	486	419	1,842	1,626
Income before income taxes	157	219	750	870
Provision for income taxes	41	70	229	277
NET INCOME	116	149	521	593
Less income allocated to participating securities	1	1	6	7
Net income attributable to common shares	$115	$148	$515	$586
Earnings per common share:
Basic	$0.65	$0.83	$2.93	$3.28
Diluted	0.64	0.80	2.84	3.16

Comprehensive income	31	54	504	572

Cash dividends declared on common stock	37	36	148	143
Cash dividends declared per common share	0.21	0.20	0.83	0.79

CONSOLIDATED QUARTERLY STATEMENTS OF COMPREHENSIVE INCOME (unaudited)
Comerica Incorporated and Subsidiaries

	Fourth	Third	Second	First	Fourth	Fourth Quarter 2015 Compared To:
	Quarter	Quarter	Quarter	Quarter	Quarter	Third Quarter 2015		Fourth Quarter 2014
(in millions, except per share data)	2015	2015	2015	2015	2014	Amount	Percent	Amount	Percent
INTEREST INCOME
Interest and fees on loans	$395	$390	$388	$378	$383	$5	1%	$12	3%
Interest on investment securities	56	54	53	53	51	2	6	5	12
Interest on short-term investments	6	4	3	4	4	2	19	2	8
Total interest income	457	448	444	435	438	9	2	19	4
INTEREST EXPENSE
Interest on deposits	10	11	11	11	12	(1)	(3)	(2)	(7)
Interest on medium- and long-term debt	14	15	12	11	11	(1)	(6)	3	21
Total interest expense	24	26	23	22	23	(2)	(4)	1	7
Net interest income	433	422	421	413	415	$11	3	$18	4
Provision for credit losses	60	26	47	14	2	34	N/M	58	N/M
Net interest income after provision for credit losses	373	396	374	399	413	(23)	(6)	(40)	(10)
NONINTEREST INCOME
Card fees	77	74	72	67	24	3	3	53	N/M
Service charges on deposit accounts	55	57	56	55	53	(2)	(3)	2	4
Fiduciary income	45	47	48	47	47	(2)	(4)	(2)	(4)
Commercial lending fees	30	22	22	25	29	8	35	1	5
Letter of credit fees	14	13	13	13	14	1	2	—	—
Bank-owned life insurance	11	10	10	9	8	1	1	3	18
Foreign exchange income	11	10	9	10	10	1	5	1	11
Brokerage fees	4	5	4	4	4	(1)	(12)	—	—
Net securities losses	—	—	—	(2)	—	—	N/M	—	—
Other noninterest income	23	26	27	27	36	(3)	(7)	(13)	(33)
Total noninterest income	270	264	261	255	225	6	2	45	20
NONINTEREST EXPENSES
Salaries and benefits expense	262	243	251	253	245	19	8	17	7
Outside processing fee expense	83	86	86	77	33	(3)	(5)	50	N/M
Net occupancy expense	41	41	39	38	46	—	—	(5)	(10)
Equipment expense	14	13	13	13	14	1	1	—	—
Software expense	26	26	24	23	23	—	—	3	9
FDIC insurance expense	10	9	9	9	8	1	24	2	31
Advertising expense	7	6	5	6	7	1	13	—	—
Litigation-related expense	—	(3)	(30)	1	—	3	N/M	—	—
Other noninterest expenses	43	40	39	39	43	3	8	—	—
Total noninterest expenses	486	461	436	459	419	25	5	67	16
Income before income taxes	157	199	199	195	219	(42)	(21)	(62)	(29)
Provision for income taxes	41	63	64	61	70	(22)	(35)	(29)	(41)
NET INCOME	116	136	135	134	149	(20)	(15)	(33)	(23)
Less income allocated to participating securities	1	2	1	2	1	(1)	(14)	—	—
Net income attributable to common shares	$115	$134	$134	$132	$148	$(19)	(15)%	$(33)	(23)%
Earnings per common share:
Basic	$0.65	$0.76	$0.76	$0.75	$0.83	$(0.11)	(14)%	$(0.18)	(22)%
Diluted	0.64	0.74	0.73	0.73	0.80	(0.10)	(14)	(0.16)	(20)

Comprehensive income	31	187	109	176	54	(156)	(83)	(23)	(43)

Cash dividends declared on common stock	37	37	37	36	36	—	—	1	3
Cash dividends declared per common share	0.21	0.21	0.21	0.20	0.20	—	—	0.01	5
N/M - not meaningful

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES (unaudited)
Comerica Incorporated and Subsidiaries

	2015				2014
(in millions)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Balance at beginning of period	$622	$618	$601	$594	$592

Loan charge-offs:
Commercial	73	30	17	19	8
Commercial mortgage	1	—	2	—	2
Lease financing	—	—	1	—	—
International	—	1	11	2	6
Residential mortgage	—	—	1	—	1
Consumer	2	3	3	2	3
Total loan charge-offs	76	34	35	23	20

Recoveries on loans previously charged-off:
Commercial	6	8	10	9	6
Real estate construction	—	—	1	—	2
Commercial mortgage	11	2	5	3	10
Residential mortgage	1	—	—	1	—
Consumer	7	1	1	2	1
Total recoveries	25	11	17	15	19
Net loan charge-offs	51	23	18	8	1
Provision for loan losses	63	28	35	16	4
Foreign currency translation adjustment	—	(1)	—	(1)	(1)
Balance at end of period	$634	$622	$618	$601	$594

Allowance for loan losses as a percentage of total loans	1.29%	1.27%	1.24%	1.22%	1.22%

Net loan charge-offs as a percentage of average total loans	0.42	0.19	0.15	0.07	0.01

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LENDING-RELATED COMMITMENTS (unaudited)
Comerica Incorporated and Subsidiaries

	2015				2014
(in millions)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Balance at beginning of period	$48	$50	$39	$41	$43
Less: Charge-offs on lending-related commitments (a)	—	—	1	—	—
Add: Provision for credit losses on lending-related commitments	(3)	(2)	12	(2)	(2)
Balance at end of period	$45	$48	$50	$39	$41

Unfunded lending-related commitments sold	$—	$—	$12	$1	$—

(a)	Charge-offs result from the sale of unfunded lending-related commitments.

CONSOLIDATED STATISTICAL DATA (unaudited)
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	June 30,	March 31,	December 31,
(in millions, except per share data)	2015	2015	2015	2015	2014

Commercial loans:
Floor plan	$3,939	$3,538	$3,840	$3,544	$3,790
Other	27,720	28,239	28,883	28,547	27,730
Total commercial loans	31,659	31,777	32,723	32,091	31,520
Real estate construction loans	2,001	1,874	1,795	1,917	1,955
Commercial mortgage loans	8,977	8,787	8,674	8,558	8,604
Lease financing	724	751	786	792	805
International loans	1,368	1,382	1,420	1,433	1,496
Residential mortgage loans	1,870	1,880	1,865	1,859	1,831
Consumer loans:
Home equity	1,720	1,714	1,682	1,678	1,658
Other consumer	765	777	796	744	724
Total consumer loans	2,485	2,491	2,478	2,422	2,382
Total loans	$49,084	$48,942	$49,741	$49,072	$48,593

Goodwill	$635	$635	$635	$635	$635
Core deposit intangible	10	10	11	12	13
Other intangibles	4	4	4	3	2

Common equity tier 1 capital (a)	7,350	7,327	7,280	7,230	n/a
Tier 1 common capital (b)	n/a	n/a	n/a	n/a	7,169
Risk-weighted assets (a)	69,731	69,718	69,967	69,514	68,273

Common equity tier 1 risk-based capital ratio (a)	10.54%	10.51%	10.40%	10.40%	n/a
Tier 1 common risk-based capital ratio (b)	n/a	n/a	n/a	n/a	10.50%
Tier 1 risk-based capital ratio (a)	10.54	10.51	10.40	10.40	10.50
Total risk-based capital ratio (a)	12.69	12.82	12.38	12.35	12.51
Leverage ratio (a)	10.22	10.28	10.56	10.53	10.35
Tangible common equity ratio (b)	9.70	9.91	9.92	9.97	9.85

Common shareholders' equity per share of common stock	$43.03	$43.02	$42.18	$42.12	$41.35
Tangible common equity per share of common stock (b)	39.33	39.36	38.53	38.47	37.72
Market value per share for the quarter:
High	47.44	52.93	53.45	47.94	50.14
Low	39.52	40.01	44.38	40.09	42.73
Close	41.83	41.10	51.32	45.13	46.84

Quarterly ratios:
Return on average common shareholders' equity	6.08%	7.19%	7.21%	7.20%	7.96%
Return on average assets	0.64	0.76	0.79	0.78	0.86
Efficiency ratio (c)	69.11	67.08	63.68	68.50	65.26

Number of banking centers	477	477	477	482	481

Number of employees - full time equivalent	8,880	8,941	8,901	8,831	8,876

(a)	Basel III rules became effective January 1, 2015, with transitional provisions. All prior period data is based on Basel I rules.

(b)	See Reconciliation of Non-GAAP Financial Measures.

(c)	Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains (losses).
n/a - not applicable.

PARENT COMPANY ONLY BALANCE SHEETS (unaudited)
Comerica Incorporated

	December 31,	September 30,	December 31,
(in millions, except share data)	2015	2015	2014

ASSETS
Cash and due from subsidiary bank	$4	$5	$—
Short-term investments with subsidiary bank	569	563	1,133
Other short-term investments	89	89	94
Investment in subsidiaries, principally banks	7,523	7,596	7,411
Premises and equipment	3	2	2
Other assets	137	138	138
Total assets	$8,325	$8,393	$8,778

LIABILITIES AND SHAREHOLDERS' EQUITY
Medium- and long-term debt	$608	$618	$1,208
Other liabilities	157	153	168
Total liabilities	765	771	1,376

Common stock - $5 par value:
Authorized - 325,000,000 shares
Issued - 228,164,824 shares	1,141	1,141	1,141
Capital surplus	2,173	2,165	2,188
Accumulated other comprehensive loss	(429)	(345)	(412)
Retained earnings	7,084	7,007	6,744
Less cost of common stock in treasury - 52,457,113 shares at 12/31/15; 51,010,418 shares at 9/30/15 and 49,146,225 shares at 12/31/14	(2,409)	(2,346)	(2,259)
Total shareholders' equity	7,560	7,622	7,402
Total liabilities and shareholders' equity	$8,325	$8,393	$8,778

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (unaudited)
Comerica Incorporated and Subsidiaries

				Accumulated
	Common Stock			Other			Total
	Shares		Capital	Comprehensive	Retained	Treasury	Shareholders'
(in millions, except per share data)	Outstanding	Amount	Surplus	Loss	Earnings	Stock	Equity

BALANCE AT DECEMBER 31, 2013	182.3	$1,141	$2,179	$(391)	$6,318	$(2,097)	$7,150
Net income	—	—	—	—	593	—	593
Other comprehensive loss, net of tax	—	—	—	(21)	—	—	(21)
Cash dividends declared on common stock ($0.79 per share)	—	—	—	—	(143)	—	(143)
Purchase of common stock	(5.4)	—	—	—	—	(260)	(260)
Net issuance of common stock under employee stock plans	2.1	—	(27)	—	(24)	96	45
Share-based compensation	—	—	38	—	—	—	38
Other	—	—	(2)	—	—	2	—
BALANCE AT DECEMBER 31, 2014	179.0	$1,141	$2,188	$(412)	$6,744	$(2,259)	$7,402
Net income	—	—	—	—	521	—	521
Other comprehensive loss, net of tax	—	—	—	(17)	—	—	(17)
Cash dividends declared on common stock ($0.83 per share)	—	—	—	—	(148)	—	(148)
Purchase of common stock	(5.3)	—	—	—	—	(240)	(240)
Purchase and retirement of warrants	—	—	(10)	—	—	—	(10)
Net issuance of common stock under employee stock plans	1.0	—	(22)	—	(11)	47	14
Net issuance of common stock for warrants	1.0	—	(21)	—	(22)	43	—
Share-based compensation	—	—	38	—	—	—	38
BALANCE AT DECEMBER 31, 2015	175.7	$1,141	$2,173	$(429)	$7,084	$(2,409)	$7,560

BUSINESS SEGMENT FINANCIAL RESULTS (unaudited)
Comerica Incorporated and Subsidiaries

(dollar amounts in millions)	Business	Retail	Wealth
Three Months Ended December 31, 2015	Bank	Bank	Management	Finance	Other	Total
Earnings summary:
Net interest income (expense) (FTE)	$387	$160	$47	$(162)	$2	$434
Provision for credit losses	41	23	(7)	—	3	60
Noninterest income	147	49	57	15	2	270
Noninterest expenses	208	191	81	2	4	486
Provision (benefit) for income taxes (FTE)	85	(4)	9	(47)	(1)	42
Net income (loss)	$200	$(1)	$21	$(102)	$(2)	$116
Net loan charge-offs (recoveries)	$35	$25	$(9)	$—	$—	$51

Selected average balances:
Assets	$38,765	$6,549	$5,199	$12,678	$8,716	$71,907
Loans	37,682	5,868	4,998	—	—	48,548
Deposits	31,738	23,262	4,355	120	261	59,736

Statistical data:
Return on average assets (a)	2.06%	(0.03)%	1.68%	N/M	N/M	0.64%
Efficiency ratio (b)	39.00	91.69	77.02	N/M	N/M	69.11

	Business	Retail	Wealth
Three Months Ended September 30, 2015	Bank	Bank	Management	Finance	Other	Total
Earnings summary:
Net interest income (expense) (FTE)	$380	$158	$45	$(162)	$2	$423
Provision for credit losses	30	2	(3)	—	(3)	26
Noninterest income	145	49	59	15	(4)	264
Noninterest expenses	202	185	74	2	(2)	461
Provision (benefit) for income taxes (FTE)	99	7	12	(56)	2	64
Net income (loss)	$194	$13	$21	$(93)	$1	$136
Net loan charge-offs (recoveries)	$23	$1	$(1)	$—	$—	$23

Selected average balances:
Assets	$39,210	$6,518	$5,228	$12,177	$8,200	$71,333
Loans	38,113	5,835	5,024	—	—	48,972
Deposits	31,397	23,079	4,188	212	264	59,140

Statistical data:
Return on average assets (a)	1.98%	0.23%	1.62%	N/M	N/M	0.76%
Efficiency ratio (b)	38.41	89.33	71.11	N/M	N/M	67.08

	Business	Retail	Wealth
Three Months Ended December 31, 2014	Bank	Bank	Management	Finance	Other	Total
Earnings summary:
Net interest income (expense) (FTE)	$387	$152	$47	$(177)	7	$416
Provision for credit losses	8	(2)	(9)	—	5	2
Noninterest income	104	45	60	16	—	225
Noninterest expenses	148	182	80	3	6	419
Provision (benefit) for income taxes (FTE)	119	6	14	(64)	(4)	71
Net income (loss)	$216	$11	$22	$(100)	$—	$149
Net loan charge-offs (recoveries)	$(1)	$4	$(2)	$—	$—	$1

Selected average balances:
Assets	$37,896	$6,298	$5,034	$12,218	$7,861	$69,307
Loans	36,890	5,626	4,845	—	—	47,361
Deposits	30,897	22,301	4,094	195	273	57,760

Statistical data:
Return on average assets (a)	2.28%	0.19%	1.79%	N/M	N/M	0.86%
Efficiency ratio (b)	30.09	92.33	74.48	N/M	N/M	65.26
(a) Return on average assets is calculated based on the greater of average assets or average liabilities and attributed equity.
(b) Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains.
FTE - Fully Taxable Equivalent
N/M - Not Meaningful

MARKET SEGMENT FINANCIAL RESULTS (unaudited)
Comerica Incorporated and Subsidiaries

(dollar amounts in millions)				Other	Finance
Three Months Ended December 31, 2015	Michigan	California	Texas	Markets	& Other	Total
Earnings summary:
Net interest income (expense) (FTE)	$183	$193	$131	$87	$(160)	$434
Provision for credit losses	(12)	(7)	57	19	3	60
Noninterest income	82	41	32	98	17	270
Noninterest expenses	161	108	103	108	6	486
Provision (benefit) for income taxes (FTE)	33	43	6	8	(48)	42
Net income (loss)	$83	$90	$(3)	$50	$(104)	$116
Net loan charge-offs	$(2)	$1	$33	$19	$—	$51

Selected average balances:
Assets	$13,601	$17,297	$11,474	$8,141	$21,394	$71,907
Loans	12,986	17,033	10,893	7,636	—	48,548
Deposits	22,123	18,545	10,807	7,880	381	59,736

Statistical data:
Return on average assets (a)	1.43%	1.83%	(0.10)%	2.36%	N/M	0.64%
Efficiency ratio (b)	61.06	46.17	62.94	58.11	N/M	69.11

				Other	Finance
Three Months Ended September 30, 2015	Michigan	California	Texas	Markets	& Other	Total
Earnings summary:
Net interest income (expense) (FTE)	$180	$187	$129	$87	$(160)	$423
Provision for credit losses	6	24	10	(11)	(3)	26
Noninterest income	85	38	34	96	11	264
Noninterest expenses	152	102	97	110	—	461
Provision (benefit) for income taxes (FTE)	36	37	20	25	(54)	64
Net income (loss)	$71	$62	$36	$59	$(92)	$136
Net loan charge-offs (recoveries)	$9	$10	$4	$—	$—	$23

Selected average balances:
Assets	$13,856	$17,060	$11,578	$8,462	$20,377	$71,333
Loans	13,223	16,789	10,997	7,963	—	48,972
Deposits	21,946	18,372	10,753	7,593	476	59,140

Statistical data:
Return on average assets (a)	1.23%	1.27%	1.16%	2.82%	N/M	0.76%
Efficiency ratio (b)	57.49	45.28	59.54	59.86	N/M	67.08

				Other	Finance
Three Months Ended December 31, 2014	Michigan	California	Texas	Markets	& Other	Total
Earnings summary:
Net interest income (expense) (FTE)	$173	$192	$139	$82	$(170)	$416
Provision for credit losses	(19)	(10)	18	8	5	2
Noninterest income	89	37	38	45	16	225
Noninterest expenses	157	100	95	58	9	419
Provision (benefit) for income taxes (FTE)	45	55	24	15	(68)	71
Net income (loss)	$79	$84	$40	$46	$(100)	$149
Net loan charge-offs (recoveries)	$(5)	$1	$2	$3	$—	$1

Selected average balances:
Assets	$13,605	$16,035	$12,003	$7,585	$20,079	$69,307
Loans	13,142	15,777	11,327	7,115	—	47,361
Deposits	21,530	18,028	10,825	6,909	468	57,760

Statistical data:
Return on average assets (a)	1.41%	1.77%	1.32%	2.42%	N/M	0.86%
Efficiency ratio (b)	59.92	43.61	53.62	45.47	N/M	65.26
(a) Return on average assets is calculated based on the greater of average assets or average liabilities and attributed equity.
(b) Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains.
FTE - Fully Taxable Equivalent
N/M - Not Meaningful

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (unaudited)
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2015	2015	2015	2015	2014

Tier 1 Common Capital Ratio:
Tier 1 and Tier 1 common capital (a)	n/a	n/a	n/a	n/a	$7,169

Risk-weighted assets (a)	n/a	n/a	n/a	n/a	68,269

Tier 1 and Tier 1 common risk-based capital ratio	n/a	n/a	n/a	n/a	10.50%

Tangible Common Equity Ratio:
Common shareholders' equity	$7,560	$7,622	$7,523	$7,500	$7,402
Less:
Goodwill	635	635	635	635	635
Other intangible assets	14	14	15	15	15
Tangible common equity	$6,911	$6,973	$6,873	$6,850	$6,752

Total assets	$71,877	$71,012	$69,945	$69,333	$69,186
Less:
Goodwill	635	635	635	635	635
Other intangible assets	14	14	15	15	15
Tangible assets	$71,228	$70,363	$69,295	$68,683	$68,536

Common equity ratio	10.52%	10.73%	10.76%	10.82%	10.70%
Tangible common equity ratio	9.70	9.91	9.92	9.97	9.85

Tangible Common Equity per Share of Common Stock:
Common shareholders' equity	$7,560	$7,622	$7,523	$7,500	$7,402
Tangible common equity	6,911	6,973	6,873	6,850	6,752

Shares of common stock outstanding (in millions)	176	177	178	178	179

Common shareholders' equity per share of common stock	$43.03	$43.02	$42.18	$42.12	$41.35
Tangible common equity per share of common stock	39.33	39.36	38.53	38.47	37.72
(a) Tier 1 capital and risk-weighted assets as defined by Basel I risk-based capital rules.
n/a - not applicable.

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through December 31, 2014. Effective January 1, 2015, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock. Comerica believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.